SUPPLEMENT TO

CALVERT NEW VISION SMALL CAP FUND

Summary Prospectus for Calvert New Vision Small Cap Fund (Class A, B and C)
dated January 31, 2010

Summary Prospectus for Calvert New Vision Small Cap Fund (Class I)
dated January 31, 2010

Calvert Sustainable and Responsible Equity Funds Prospectus Class A, B, C and Y
dated January 31, 2010, as revised March 10, 2010

Calvert Sustainable and Responsible Equity Funds Prospectus Class I
dated January 31, 2010

Date of Supplement: August 2, 2010

The following is added to the cover page of the Summary Prospectuses and Statutory Prospectuses:

The Board of Trustees has approved a resolution to "merge" the Calvert New Vision Small Cap Fund, a series of The Calvert Fund, into the Calvert Small Cap Value Fund, a series of Calvert Impact Fund, Inc.

Calvert New Vision Small Cap Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the Calvert New Vision Small Cap Fund will be exchanged for shares of the Calvert Small Cap Value Fund. The number of Calvert Small Cap Value Fund shares you receive will depend on the value of your Calvert New Vision Small Cap Fund shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change in portfolio management of the Fund has been made, effective as of the close of business on July 30, 2010, as disclosed below:

Under "Portfolio Management" on page 3 of the Summary Prospectus, on page 31 of the Prospectus (Class A, B, C and Y), and on page 29 of the Prospectus (Class I), replace the disclosure with the following:

Investment Advisor. Calvert Asset Management Company, Inc.

Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since July 2010

Under "Management of Fund Investments: More Information About the Advisor, Subadvisors and Portfolio Managers" on page 84 of the Prospectus (Class A, B, C and Y) and on page 65 of the Prospectus (Class I), replace the disclosure with the following:

Calvert New Vision Small Cap Fund

Calvert Asset Management Company, Inc.

See "About Calvert".

Natalie A. Trunow, Senior Vice President, Chief Investment Officer, manages the day-to-day investment of assets of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow

Senior Vice President, Chief Investment Officer -- Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager